FINANCIAL INVESTORS TRUST

Kotak India ESG Fund

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 26, 2023, TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRURARY 28, 2023, AS AMENDED

The following changes are made to the Fund’s Statement of Additional Information:

The following row is added to the “Other Accounts Managed by Portfolio Managers” table under the section titled “PORTFOLIO MANAGERS” (with the following information as of September 1, 2023):

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Amit Kumar Jain	1	$92.58	0	$0	0	$0

The following row is added to the “Ownership of Securities” table under the section titled “PORTFOLIO MANAGERS” (with the following information as of September 1, 2023):

Portfolio Manager	Dollar Range of Ownership of Securities
Amit Kumar Jain	N/A

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE